John Hancock Declaration Trust
                 Supplement to the Prospectus dated May 1, 1999


John Hancock V.A. Large Cap Value Fund

On page 22, the "Portfolio Managers" section for the John Hancock V.A. Large Cap Value Fund has been changed as follows:


         PORTFOLIO MANAGERS

         Timothy E. Keefe, CFA
         ---------------------

         Senior vice president of adviser
         Joined team in 1998
         Joined adviser in 1996
         Began career in 1987




January 14, 2000